UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2017

INVENTRUST PROPERTIES CORP.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)
 3025 Highland Parkway, Suite 350
Downers Grove, Illinois 60515
(Address of Principal Executive Offices)

(855) 377-0510
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Named Executive Officer.

On December 8, 2017, the Compensation Committee of the Board of Directors of InvenTrust Properties Corp. (the “Company”) approved, and the Company entered into, a First Amendment (the “Amendment”) to the Separation and Consulting Agreement between the Company and Mr. David F. Collins, Executive Vice President, Portfolio Management of the Company (the “Separation Agreement”) in order to reflect the increased level of consulting services to be provided by Mr. Collins during the period from January 1, 2018 through March 31, 2018 and to extend the Consulting Period. Pursuant to the Separation Agreement, as amended, following Mr. Collins’ resignation of his employment with the Company effective as of December 31, 2017 (and provided that Mr. Collins remains employed with the Company through such date), Mr. Collins will provide consulting services to the Company during the period commencing on January 1, 2018 and ending on September 30, 2018. The Amendment also provides that Mr. Collins will render an average of 40 hours of consulting services per week during the period commencing on January 1, 2018 and ending on March 31, 2018, and thereafter will render an average of 10 hours of consulting services per week through the remainder of the consulting period. In consideration of such consulting services, the Company will pay Mr. Collins a consulting fee of $34,666.67 per month during the portion of the consulting period commencing on January 1, 2018 and ending on March 31, 2018 and $8,333.33 per month for the portion of the consulting period commencing on April 1, 2018 through the remainder of the consulting period, in addition to certain other compensation specified in the Separation Agreement. The terms of the Separation Agreement will otherwise remain in full force and effect.

The foregoing description of the Amendment is qualified in its entirety by reference to the terms of the Amendment, which is filed herewith as Exhibit 10.1 and is incorporated herein by this reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment to Separation and Consulting Agreement, dated as of December 8, 2017, by and between David F. Collins and InvenTrust Properties Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InvenTrust Properties Corp.

Date: December 8, 2017	By:	/s/ Thomas P. McGuinness
	Name:	Thomas P. McGuinness
	Title	President and Chief Executive Officer